UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 22, 2015

MetaStat, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-52735	20-8753132
(Commission File Number)	(IRS Employer Identification No.)

27 DryDock Avenue, 2nd Floor
Boston, MA 02210
(Address of principal executive offices and zip code)

(212) 796-8170
(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

On June 22, 2015, we  held our special meeting of stockholders to vote on the following matters:

1.  Approval of a reverse stock split of our common stock within a range from 1-for-5 to 1-for-15.

Our stockholders approved a reverse stock split of our common stock within a range from 1-for-5 to 1-for-15, in accordance with the voting results listed below.

Votes
For	Against	Abstain	Broker Non-Votes
19,500,752	372,832	1,170,281	N/A

2.  Approval of an amendment to our Amended and Restated 2012 Omnibus Securities and Incentive Plan.

Our stockholders approved an amendment to our Amended and Restated 2012 Omnibus Securities and Incentive Plan, in accordance with the voting results listed below.

Votes
For	Against	Abstain	Broker Non-Votes
16,178,287	1,858,220	2,136,546	870,812

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

METASTAT, INC.

By: /s/ Douglas A. Hamilton
Name Douglas A. Hamilton
Title: President and CEO
Dated: June 23, 2015